RIGHT-OF-USE ASSETS UNDER OPERATING LEASES, NET	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
RIGHT-OF-USE ASSETS UNDER OPERATING LEASES, NET	RIGHT-OF-USE ASSETS UNDER OPERATING LEASES, NET
Right-of-use assets under operating leases, net consists of the following as of December 31:

(in thousands)	2021	2020

Right-of-use assets under operating leases	$19,595	$31,932
Less: Accumulated amortization	(12,001)	(13,719)

Total	$7,594	$18,213
Amortization of operating leases was $7.9 million and $10.2 million for the years ended December 31, 2021 and 2020, respectively, and is included in cost of revenue for operating assets and in selling, general and administrative expenses for non-operating assets in the consolidated statements of operations and comprehensive income (loss).